UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

TZP STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39909	98-1555127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Ave, 20th Floor

New York, New York 10106

(212) 398-0300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

7 Times Square, Suite 4307

New York, New York 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TZPSU	The Nasdaq Capital Market
Class A ordinary shares included as part of the units	TZPS	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TZPSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 6, 2022, the Board of Directors of TZP Strategies Acquisition Corp. (the “Company”) accepted the resignation of Sheera Michael as the Company’s Chief Financial Officer and subsequently appointed Heather Fraser to serve as the Company’s Chief Financial Officer.

Heather Fraser began her career at KPMG, LLP in the assurance practice. In 2000, Heather joined Swander Pace Capital (“SPC”). During her 20-year tenure, Heather transformed the operations of SPC, building all aspects of the accounting, financial management, reporting, investor relations, operations, and human resources functions. Heather led SPC’s efforts to become a Registered Investment Adviser in 2012. Immediately prior to joining the Company, she was a Managing Director at Standish Management where she served as Practice Lead for private equity/buyouts. Heather earned her B.S. in Accounting, cum laude, from Nazareth College of Rochester and is a Certified Public Accountant (inactive) in the State of New York.

There are no family relationships between Ms. Fraser and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company that are subject to disclosure under Item 404(d) of Regulation S-K.

There are no transactions between the Company and Ms. Fraser that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with her appointment, Ms. Fraser is expected to enter into an indemnity agreement and a letter agreement with the Company on the same terms as the indemnity agreements and letter agreement entered into by the directors and officers of the Company at the time of the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2022
TZP STRATEGIES ACQUISITION CORP.

	By:	/s/ Samuel Katz
	Name:	Samuel Katz
	Title:	Chief Executive Officer

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